                                                                   Exhibit 10.97
DRAFTED BY AND,
WHEN RECORDED, RETURN TO:

        Matthew Hartley, Esq.
        Skadden, Arps, Slate,
          Meagher and Flom (Illinois)
        333 West Wacker Drive
        Chicago, Illinois  60606


--------------------------------------------------------------------------------

                           FACILITY SUBLEASE AGREEMENT
                                      (T1)

                          Dated as of December 15, 1999

                                  by and among

                COLLINS HOLDINGS EME, LLC, as Facility Sublessor,

                            MIDWEST GENERATION, LLC,
                              as Facility Sublessee

                                       and

                        COLLINS TRUST I, as Owner Lessor

                                 COLLINS STATION
                 FOSSIL-FUEL-FIRED ELECTRIC GENERATING FACILITY

================================================================================
CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE FACILITY SUBLESSOR IN AND TO THIS SUBLEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE OWNER LESSOR AND THE OWNER LESSOR HAS ASSIGNED ITS RIGHT, TITLE AND INTEREST IN AND TO SUCH COLLATERAL SECURITY TO CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS HOLDER REPRESENTATIVE UNDER A LESSOR LOAN AGREEMENT, DATED AS OF DECEMBER 15, 1999 BETWEEN SAID HOLDER REPRESENTATIVE, AS SECURED PARTY FOR THE BENEFIT OF THE HOLDERS THEREUNDER, MIDWEST FUNDING LLC, AS INITIAL HOLDER, AND THE OWNER LESSOR, AS DEBTOR. SEE PARAGRAPH 4 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

AS PROVIDED IN PARAGRAPH 4 HEREOF, THIS FACILITY SUBLEASE AGREEMENT CONSTITUTES A MORTGAGE OVER THE SUBLESSOR'S LEASEHOLD ESTATE IN THE UNDIVIDED INTEREST GRANTED BY THE FACILITY LEASE AND OVER THE SUBLESSOR'S LEASEHOLD ESTATE IN THE GROUND INTEREST GRANTED BY THE FACILITY SITE SUBLEASE.

                             Facility Sublease (T1)

                          FACILITY SUBLEASE AGREEMENT
                                      (T1)

        This FACILITY SUBLEASE AGREEMENT (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions hereof, this "FACILITY SUBLEASE"), by and among Collins Holdings EME, LLC, a Delaware limited liability company ("COLLINS HOLDINGS" or the "FACILITY SUBLESSOR"), Midwest Generation, LLC, a Delaware limited liability company ("MIDWEST" or the "FACILITY Sublessee") and Collins Trust I, a Delaware business trust (the "OWNER LESSOR") created for the benefit of Collins Generation I, LLC, a Delaware limited liability company (the "OWNER PARTICIPANT").

                                   WITNESSETH:


        WHEREAS, the Owner Lessor is governed by the Amended and Restated Trust Agreement, dated as of December 15, 1999, between Wilmington Trust Company (acting thereunder not in its individual capacity but solely as owner trustee, the "OWNER TRUSTEE") and the Owner Participant;

        WHEREAS, pursuant to the Land Deed and the Bill of Sale and Instrument of Assignment, Midwest has acquired, INTER ALIA, the Facility Site from Commonwealth Edison Company or its successors or assigns ("COMED"), which Facility Site is more particularly described in Exhibit A to the Facility Lease, such Exhibit A being attached to the Facility Lease as a part thereof;

        WHEREAS, pursuant to the Facility Site Lease, Midwest has leased the Ground Interest to the Owner Lessor;

        WHEREAS, pursuant to the Facility Site Sublease, the Owner Lessor has leased the Ground Interest to Collins Holdings;

        WHEREAS, pursuant to the Facility Site Sub-Sublease, Collins Holdings has leased the Ground Interest to Midwest for a term equal to the term of the Facility Lease, including any renewals thereof;

        WHEREAS, the Facility is located on the Facility Site and is more particularly described in Exhibit B to the Facility Lease, such Exhibit B being attached to the Facility Lease as a part thereof;

        WHEREAS, pursuant to the Facility Deed and the Bill of Sale, the Owner Lessor has acquired from ComEd a 25% undivided ownership interest in the Facility

                             Facility Sublease (T1)
as joint tenant with the other owners of the Facility, with the right to nonexclusive possession of the Facility (the "UNDIVIDED INTEREST");

        WHEREAS, the Facility does not include the Facility Site or any part thereof, and no part of the Facility Site is being subleased to the Facility Sublessee hereunder;

        WHEREAS, pursuant to the Facility Lease, the Owner Trust has leased the Undivided Interest to Collins Holdings for the Basic Lease Term and the Renewal Lease Terms, if any, provided therein; and

        WHEREAS, pursuant to this Facility Sublease, Collins Holdings will sublease the Undivided Interest to Midwest for the Basic Lease Term and the Renewal Lease Terms, if any, as provided herein.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. Capitalized terms used in this Facility Sublease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement
(T1), dated as of December 15, 1999 (the "PARTICIPATION AGREEMENT"), among the Facility Sublessor, the Owner Lessor, the Owner Trustee, the Owner Participant, Edison Mission Midwest Holdings Co. ("HOLDINGS"), Midwest, Midwest Funding LLC, Citibank, N.A., as Holder Representative, Bayerische Landesbank International S.A., as Midwest LC Issuer (as defined therein) and Bayerische Landesbank Girozentrale, as RCE LC Issuer (as defined therein) unless the context hereof shall otherwise require. The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Facility Sublease and not specifically defined herein.

        2. SUBLEASE OF THE UNDIVIDED INTEREST. The Facility Sublessor hereby subleases the Undivided Interest, upon the terms and conditions set forth herein, to the Facility Sublessee for a term coterminous with that of the Facility Lease.

        3. INCORPORATION OF FACILITY LEASE HEREIN. Except as set forth herein to the contrary, the terms and provisions of the Facility Lease are incorporated by reference herein in their entirety MUTATIS MUTANDIS and as in effect from time to time. Without limiting the generality of the foregoing,
(i) the Facility Sublessee hereunder shall have rights and obligations under this Facility Sublease identical to the rights and obligations of the Facility Lessee under the Facility Lease, as in effect from time to time and
(ii) the Facility Sublessor hereunder shall have rights and obligations under this Facility Sublease identical to the rights and obligations of the Owner Lessor under the Facility Lease, as in effect from time to time. All references in the

                             Facility Sublease (T1)
                                       2

Operative Documents to terms and provisions of the Facility Sublease shall be references to the correlative terms and provisions of the Facility Lease as incorporated by reference herein.

        4. GRANTING CLAUSE. In order to secure the prompt payment of Rent and all other amounts from time to time due or to become due from the Facility Lessee to the Owner Lessor under the Facility Lease, and the performance and observance by the Facility Lessee of all the agreements, covenants and provisions contained in the Facility Lease, and for the uses and purposes and subject to the terms and provisions of the Facility Lease, and in consideration of the premises and of the covenants contained in the Facility Lease, and of the acceptance of the Facility Lease by the Owner Lessor, the Facility Sublessor has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto and for the security and benefit of, the Owner Lessor, a first priority security interest (the "SUBLESSOR SECURITY INTEREST") in all estate, right, title and interest now held or hereafter acquired by the Facility Sublessor in, to and under the following described property, rights, interests and privileges, whether now or hereafter acquired (such property, rights and privileges as are conveyed pursuant to this granting clause and the rights to enforce and collect the sums as set forth herein, being hereinafter referred to as the "SUBLESSOR COLLATERAL"):

        (i) this Facility Sublease and all payments of any kind by the Facility Sublessee hereunder, the Facility Sublessor's leasehold estate in the Undivided Interest granted by the Facility Lease, the Facility Sublessor's leasehold estate in the Ground Interest granted by the Facility Site Sublease, the Facility Site Sub-Sublease and the Sub-Sublease Ground Interest thereunder and all payments of any kind by the Facility Site Sub-Sublessee thereunder (including, without limitation, all Sub-Sublease Ground Rent); the Collins Facility Operating Agreements; and all and any interest in any property now or hereafter granted or required to be granted to the Facility Sublessor pursuant to any provision of this Facility Sublease or the Facility Site Sub-Sublease (the documents specifically referred to above in this paragraph (i) are collectively referred to as the "SUBLESSOR COLLATERAL DOCUMENTS"), including, without limitation, (x) all rights of the Facility Sublessor or the Facility Sublessee (to the extent assigned by the Facility Sublessee to the Facility Sublessor) to receive any payments or other amounts or to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to make any demand or to take any other action under or in respect of any such document, as well as all the rights, powers and remedies on the part of the Facility Sublessor or the Facility Sublessee (to the extent assigned by the Facility Sublessee to the Facility Sublessor), whether acting under any such document or by statute or at law or in equity or otherwise, arising out of any Material Sublease Default

                             Facility Sublease (T1)
                                       3
        or Sublease Event of Default and (y) any right to restitution from the Facility Sublessee, any further sublessee or any other Person in respect of any determination of invalidity of any such document;

        (ii) all rents, issues, profits, revenues, proceeds, damages, claims and other income from the property described in this Granting Clause;

        (iii) all damages resulting from breach or termination of any of the Sublessor Collateral Documents or arising from bankruptcy, insolvency or other similar proceedings involving any party to the Sublessor Collateral Documents; and

        (iv) all proceeds of the foregoing.

        In respect of the mortgage granted by the Facility Sublessor pursuant to this paragraph 4, the Owner Lessor, as mortgagee, will have all remedies available to it under law and equity to enforce its rights hereunder and otherwise secured hereby.

        Concurrently with the delivery hereof, the Facility Sublessor is delivering to the Owner Lessor the original executed counterpart of the Facility Sublease to which a chattel paper receipt is attached and the Owner Lessor is delivering to the Holder Representative such original counterpart of the Facility Sublease to which a chattel paper receipt is attached.

        5. PERFORMANCE BY FACILITY SUBLESSEE HEREUNDER. (a) Performance by the Facility Sublessee under this Facility Sublease shall constitute performance by the Facility Lessee under the Facility Lease. The Facility Lessee shall be discharged from performance under the Facility Lease to the extent of performance by the Facility Sublessee under the Facility Sublease. The Facility Sublessee shall perform its obligations hereunder directly for the benefit of the Owner Lessor and the Owner Lessor shall be entitled directly to enforce, to the exclusion of the Facility Sublessor, all rights which the Facility Sublessor has against the Facility Sublessee in its own name or in the name of the Facility Sublessor.

               (b) Any notices, elections or other actions that may be taken by the Facility Lessee under the Facility Lease may be taken by the Facility Sublessee hereunder. Until the time that this Facility Sublease shall have been terminated in accordance with its terms, all notices delivered by the Owner Lessor to the Facility Lessee pursuant to the Facility Lease shall be delivered at the same time to the Facility Sublessee hereunder and any such notice shall not be effective under the Facility Lease until so delivered.

        6. CONSENT TO ASSIGNMENT BY FACILITY SUBLESSOR; ENFORCEMENT BY OWNER LESSOR. The Facility Sublessee consents to the assignment of, and granting of a Lien

                             Facility Sublease (T1)
                                       4
and security interest to the Owner Lessor in, the Sublessor Collateral, as set forth above, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Facility Sublessee under any other circumstances. The Facility Sublessee acknowledges the grant of the Sublessor Security Interest in the Sublessor Collateral to the Owner Lessor and expressly agrees that the Owner Lessor shall not be required to, and the Facility Sublessee hereby expressly waives any and all rights to require the Owner Lessor to seek to, enforce any remedies against the Facility Lessee or with respect to any security interest, lien or encumbrance granted to the Owner Lessor by the Facility Lessee. The Facility Sublessee acknowledges receipt of copies of the Facility Lease. Each of the Facility Sublessee and Facility Sublessor acknowledges and consents to the assignment to the Holder Representative (for the benefit of the Holders) by the Owner Lessor of all of the Owner Lessor's right, title and interest in, to and under the Sublessor Collateral as provided in the Granting Clause of the Lessor Loan Agreement. The Facility Sublessor further acknowledges and consents to any subsequent assignments of the Sublessor Collateral by the Holders or the Holder Representative. Upon an occurrence and continuation of the Lessor Loan Event of Default (as defined in the Lessor Loan Agreement), the Holder Representative shall be entitled to exercise the remedies provided for in the Lessor Loan Agreement, including without limitation, foreclosure , as provide in Section 4.04 of the Lessor Loan Agreement, in accordance with the terms thereof and applicable Illinois foreclosure laws. TO THE EXTENT, IF ANY, THAT THIS FACILITY SUBLEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FACILITY SUBLEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE HOLDER REPRESENTATIVE ON THE SIGNATURE PAGE THEREOF.

        7. MANNER OF PAYMENTS. All Rent and all Termination Value payments payable to the Facility Sublessor shall be paid by the Facility Sublessee to the Owner Lessor at its account at Wilmington Trust Company (Account No. 50356-0), or to such other place as the Owner Lessor shall notify the Facility Sublessee in writing; PROVIDED, HOWEVER, that so long as the Lessor Notes are outstanding and the Lien created under the Lessor Security Documents has not been discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien created under the Lessor Security Documents shall have been fully discharged in accordance with its terms), and the Facility Sublessee agrees, that all payments of Rent and all Termination Value payments payable to the Owner Lessor shall be paid by "wire" transfer directly to the Holder Representative's Account or to such other place as the Holder Representative shall notify the Facility Sublessee in writing pursuant to the Participation

                             Facility Sublease (T1)
                                       5

Agreement; PROVIDED, FURTHER, that so long as the Initial Lessor Notes are outstanding, all Rent payments shall be deposited into the Rent Payment Account on the Business Day immediately preceding the Rent Payment Date or Additional Rent Payment Date, as the case may be. On each Rent Payment Date or Additional Rent Payment Date, as the case may be, Rent shall be paid by transferring the funds on deposit in the Rent Payment Account in the amount equal to the Rent payment (in the amount notified by the Facility Sublessee to the Owner Lessor and the Holder Representative) into the Holder Representative's Account.

        8. NOTICE OF ACTION UPON FACILITY SUBLEASE EVENT OF DEFAULT. The Owner Lessor and the Holder Representative, as the case may be, shall give the Facility Sublessee, the Owner Participant, the Owner Lessor or the Holder Representative, as the case may be, not less than 30 days' prior written notice of the date on or after which the Holder Representative or the Owner Lessor intends to exercise remedies under paragraph 6 hereof.

        9. GOVERNING LAW. This Facility Sublease was negotiated in the State of New York which the Facility Sublessee and the Facility Sublessor agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and, in accordance with Section 5-1401 of the New York General Obligations Law, in all respects, including matters of construction, validity and performance, this Facility Sublease shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, EXCEPT that the provisions for the creation and enforcement of the leasehold interest or mortgage lien created hereby shall be governed by and construed according to the law of the state in which the Facility is located, it being understood that, to the fullest extent permitted by the law of the state in which the Facility is located, the law of the State of New
York shall govern the validity and the enforceability of the representations, warranties, covenants and obligations of the Facility Sublessee and the Facility Sublessor under this Facility Sublease and all other Operative Documents and all of the indebtedness arising hereunder or thereunder. To the fullest extent permitted by law, the Facility Sublessee and the Facility Sublessor hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Facility Sublease, except as expressly otherwise provided above.

        10. NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a written notice to the other party:

               To Facility Sublessee:       Midwest Generation, LLC
                                            One Financial Place

                             Facility Sublease (T1)
                                       6

                                            440 South LaSalle Street, Suite 3500
                                            Chicago, IL 60605
                                            Facsimile:  (312) 583-6111
                                            Attn:  Georgia R. Nelson

               To Facility Sublessor:       Collins Holdings EME, LLC
                                            One Financial Place
                                            440 South LaSalle Street, Suite 3500
                                            Chicago, IL 60605
                                            Facsimile:  (312) 583-6111
                                            Attn:  Georgia R. Nelson

                                            COPY TO:
                                            Edison Mission Midwest Holdings Co.
                                            18101 Von Karman Avenue, Suite 1700
                                            Irvine, CA 92612
                                            Facsimile:  (949) 752-1420
                                            Attn: General Counsel

               To Owner Lessor:             Collins Trust I
                                            c/o Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001
                                            Facsimile:  (302) 651-8882
                                            Attention:  Corporate Trust
                                            Administration

Any notice, if mailed and properly addressed with postage prepaid shall be effective five (5) business days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

        11. LIMITATION ON LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Facility Sublease is executed and delivered by the Trust Company not individually or personally but solely as the Owner Trustee of the Owner Lessor under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly

                             Facility Sublease (T1)
                                       7
waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Facility Sublease.


                             Facility Sublease (T1)
                                       8

IN WITNESS WHEREOF, the Facility Sublessor, the Facility Sublessee and the Owner Lessor have caused this Facility Sublease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.

                              COLLINS TRUST I

                              By:  Wilmington Trust Company, not in its
                                   individual capacity, but solely as Owner
                                   Trustee hereunder

                                   By: /s/ KATHLEEN A. PEDELINI
                                      -------------------------
                                     Name: Kathleen A. Pedelini
                                     Title: Authorized Signer
                                     Date: December 15, 1999


                              COLLINS HOLDINGS EME, LLC

                              By:  /s/ JOHN P. FINNERAN, JR.
                                 ---------------------------
                                Name: John P. Finneran, Jr.
                                Title: Vice President
                                Date: December 15, 1999

                              MIDWEST GENERATION, LLC

                              By:  /s/ JOHN P. FINNERAN, JR.
                                 ----------------------------
                                 Name: John P. Finneran, Jr.
                                 Title: Vice President
                                 Date:   December 15, 1999


                             Facility Sublease (T1)
                                       9

STATE OF NEW YORK                              )
                                               )       SS.:
COUNTY OF NEW YORK                             )


          The foregoing instrument was acknowledged before me this 15 day of December, 1999, by KATHLEEN A. PEDELINI, AUTHORIZED SIGNER, of WILMINGTON TRUST COMPANY, a Delaware banking corporation, to be the free act and deed on behalf of the banking corporation as the Owner Trustee under the AMENDED AND RESTATED TRUST AGREEMENT (T1) dated as of December 15, 1999.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                                 /s/    ANN L. LINK
                                                ---------------------------
                                                       Notary Public

My Commission Expires

AUGUST 21, 2001                                                      AFFIX SEAL
------------------------------


                             Facility Sublease (T1)
                                      10

STATE OF NEW YORK                              )
                                               )       SS.:
COUNTY OF NEW YORK                             )


     On the 15th day of December, 1999, before me personally appears JOHN P. FINNERAN, JR., personally known and acknowledged himself to me to be the VICE PRESIDENT, of COLLINS HOLDINGS EME, LLC, a Delaware limited liability company, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the limited liability liability company, as such officer, as his free and voluntary act and deed and the free and voluntary act and of said officer of said limited liability company.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                                   /s/  ANN L. LINK
                                                  --------------------------
                                                       Notary Public

My Commission Expires

AUGUST 21, 2001                                                      AFFIX SEAL
------------------------------


                             Facility Sublease (T1)
                                      11

STATE OF NEW YORK                              )
                                               )       SS.:
COUNTY OF NEW YORK                             )


     On the 15th day of December, 1999, before me personally appears JOHN P. FINNERAN, JR., personally known and acknowledged himself to me to be the VICE PRESIDENT, of MIDWEST GENERATION, LLC, a Delaware limited liability company, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the limited liability liability company, as such officer, as his free and voluntary act and deed and the free and voluntary act and of said officer of said limited liability company.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                                  /s/   ANN L. LINK
                                                 ---------------------------
                                                       Notary Public

My Commission Expires

AUGUST 21, 2001                                                      AFFIX SEAL
------------------------------


                             Facility Sublease (T1)
                                      12